AIG Life Insurance Company
                               Variable Account I
                              PROSPECTUS SUPPLEMENT
                              DATED OCTOBER 8, 1998


Supplement to the Prospectus for Variable Annuity Contracts issued by Variable Account I and AIG Life Insurance Company dated July 4, 1998 and amended July 21, 1998.

This Supplement amends the headings indicated, as follows:

CHARGES AND DEDUCTIONS

     The section entitled Deduction for Enhanced Equity Assurance Plan is deleted.

ANNUITY BENEFITS

     The last sentence of the section entitled Annuity Options is deleted and replaced with: "The Company may also offer additional options including, but not limited to, other guarantee periods and options without life contingencies.

DEATH BENEFIT

     The section entitled Prior to the Annuity Date is amended to read: "In the event of an Owner's death (or the death of the first joint owner to die) prior to the Annuity Date, a death benefit is payable to the Beneficiary. The value of the death benefit will be determined as of the date We receive proof of death in a form acceptable to Us. If there has been a change of Owner from one natural person to another natural person, the death benefit will equal the Contract Value unless the change in ownership results from the election made by a surviving spouse as designated beneficiary to continue the Contract. Otherwise, the death benefit will be calculated in accordance with the terms of one or more of the options described below, as designated by the Owner at the time of application. The amount of the Death Benefit to be paid will depend upon the option selected, but will never be less than the Traditional Death Benefit. In the event that the Owner had selected both the Annual Ratchet Plan and the Equity Assurance Plan, the Death Benefit to be paid will be the greatest of the Traditional Death Benefit, the Annual Ratchet Plan or the Equity Assurance Plan. The Accidental Death Benefit, if applicable, will be paid in addition to any other benefit. All death benefit options may not be available in all states."

     In the section entitled Annual Ratchet Plan, item 1 of the first paragraph is amended to read: "the total of all Premium paid, reduced proportionally by any surrenders in the same proportion that the Contract Value was reduced on the date of a surrender; or"

     The section entitled Enhanced Equity Assurance Plan Option is deleted.